Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tee Soo TAN, Chief Executive Officer of Bonanza Goldfields Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of Bonanza Goldfields Corp. for the period ended June 30, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bonanza Goldfields Corp.

	By:	/s/ Tee Soo TAN
Date: August 11, 2022	Name: Title:	Tee Soo TAN Chief Executive Officer